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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

                        ZENITH EXECUTIVE ADVANTAGE 2000

                        Supplement dated August 29, 2001

                        To Prospectus dated May 1, 2001

The following change has been made to the features of the Policy as described in the May 1, 2001 prospectus:

The Availability of the Policy section of the prospectus describes certain requirements for issuance of the Policy. These remain the same except that there is no longer a requirement that the total annual premium payable in cases involving fewer than five Policies be at least $250,000. Consequently, the minimum total annual premium payable on the Policy or Policies comprising any case is now $100,000.

VL-165-01